EXHIBIT 24


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby appoint and constitute James P. Bolduc and Reginald L. Babcock and each of them as his agent and attorney in fact to execute in his name, place and stead (whether on behalf of the undersigned individually or as an officer or director of Connecticut Natural Gas Corporation or otherwise) a Registration Statement on Form S-8 relating to the Connecticut Natural Gas Corporation Employee Savings Plan and any and all amendments to such Registration Statement and all instruments necessary or advisable in connection with such Registration Statement or amendments; and to file such Registration Statement and any amendments thereto with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

        IN WITNESS WHEREOF, the undersigned have executed this instrument this 24th day of May, 1994.



    S/ Bessye W. Bennett                    S/ Denis F. Mullane
    --------------------------------        --------------------------------
       Bessye W. Bennett                       Denis F. Mullane

    S/ James F. English, Jr.                S/ Richard J. Shima
    --------------------------------        --------------------------------
       James F. English, Jr.                   Richard J. Shima


    S/ Herman J. Fonteyne                   S/ Laurence A. Tanner
    --------------------------------        --------------------------------
       Herman J. Fonteyne                      Laurence A. Tanner


                                            S/ DeRoy C. Thomas
    --------------------------------        --------------------------------
       Beverly L. Hamilton                     DeRoy C. Thomas

    S/ Harvey S. Levenson                   S/ Angelo Tomasso, Jr.
    --------------------------------        --------------------------------
       Harvey S. Levenson                      Angelo Tomasso, Jr.







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